Exhibit 10(h)

                          AGREEMENT AND PLAN OF MERGER

                  This Agreement and Plan of Merger, dated as of October 17, 2001 (the "Agreement"), by and between EMPIRE INSURANCE COMPANY ("Empire") and
            ---------                                               ------
CENTURION INSURANCE COMPANY ("Centurion"), each a New York property and casualty
                              ---------
insurance corporation with its address at 335 Adams Street, Brooklyn, Kings County, New York 11201.

                              W I T N E S S E T H:

                  WHEREAS, Empire is a corporation duly organized and existing under the laws of the State of New York, having been originally organized on February 2, 1925 under Article 12 of the New York Insurance Code;

                  WHEREAS,   Centurion  is  a  corporation  duly  organized  and
existing under the laws of the State of New York, having been incorporated on July 21, 1987 under Article 12 of the New York Insurance Code;

                  WHEREAS, Empire has authorized capital consisting of 120,000 shares of common shares of par value of $100.00 each, 113,092 of which are duly issued and outstanding and are indirectly owned 100% by Leucadia National Corporation, a New York corporation;

                  WHEREAS, Centurion has authorized capital consisting of 500 shares of common shares of par value of $1,000.00 each, all of which are duly issued and outstanding and are owned by Empire;

                  WHEREAS, each of Empire and Centurion is authorized under the laws of the State of New York to transact the business of property and casualty insurance;

                  WHEREAS, the boards of directors of each of Empire and Centurion (hereinafter collectively referred to as the "Constituent
                                                                     -----------
Corporations"),  at  meetings  duly  called  and  held or by  unanimous  written
------------
consent, have by resolution declared it advisable that Centurion merge with and into Empire, with Empire surviving.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions, covenants, and grants herein contained, the parties hereby agree as follows:

                                    ARTICLE I
                                    ---------

                  The name of the corporation to survive the merger (hereinafter called the "Surviving Corporation") is Empire Insurance Company.
            ---------------------

                                   ARTICLE II
                                   ----------

                  The identity, existence, purposes, powers, franchises, licenses, rights and immunities of Empire shall continue unaffected and unimpaired by the merger, and the corporate identity, existence, purposes, powers, functions, licenses, rights and immunities of Centurion


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shall be merged  into Empire and Empire  shall be fully  vested  therewith.  The separate existence and organization of Centurion shall cease as soon as this Agreement shall become effective, and thereupon Empire and Centurion shall become a single corporation, to wit: Empire, which shall survive such merger and shall continue to exist under and be governed by the laws of the State of New York. Said Surviving Corporation shall meet the requirements for authorization to engage in the insurance business in the State of New York and shall have all of the rights, privileges, immunities and powers and shall be subject to all of the duties and liabilities granted and imposed by the New York Insurance Code. The principal office of the Surviving Corporation shall be 335 Adams Street, Brooklyn, Kings County, New York 11201.

                                   ARTICLE III
                                   -----------

                  The Articles of Incorporation of Empire, a copy of which is attached hereto and incorporated herein be reference, shall be and continue to be the Articles of Incorporation of the Surviving Corporation, until the same shall be amended and changed as provided by law.

                                   ARTICLE IV
                                   ----------

                  The members of the board of directors and the officers of Empire immediately prior to the Effective Time (as defined below) shall be the members of the board of directors and officers, respectively, of the Surviving Corporation, and they shall continue to hold office until their respective successors shall have been elected and shall qualify pursuant to the By-Laws of the Surviving Corporation.

                                    ARTICLE V
                                    ---------

                  At the Effective Time, each share of common shares of Centurion issued and outstanding immediately before the Effective Time shall be cancelled.

                                   ARTICLE VI
                                   ----------

                  This Agreement and/or an appropriate certificate or articles of merger shall be filed and recorded in accordance with the applicable provisions of the laws of the State of New York. This Agreement shall take effect and be deemed and taken to be the agreement and act of merger of the Constituent Corporations, and the merger shall be and become effective, upon the filing of this Agreement and Plan of Merger with the office of the Kings County Clerk.

                                   ARTICLE VII
                                   -----------

                  Anything herein or elsewhere to the contrary and notwithstanding, this Agreement may be abandoned at any time prior to the filing and recording thereof by mutual consent of the Constituent Corporations pursuant to authority of said Constituent Corporations' boards of directors.

                                  ARTICLE VIII
                                  ------------

                  At the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, powers and franchises of a public as well as of a private nature of each of the Constituent Corporations. All property, real, personal and mixed, all debts due on whatever account, all choses in action, and all and every other interest of, or belonging to or due to, each of the Constituent Corporations shall be deemed to be transferred to and vested in such Surviving Corporation.

                                   ARTICLE IX
                                   ----------

                  At the Effective Time, the Surviving Corporation shall be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations. Any claim existing or action or proceeding, pending by or against either of the Constituent Corporations may be prosecuted to judgement as if the merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger, but such liens shall be limited to the property upon which they were liens immediately prior to the time of such merger.

                                    ARTICLE X
                                    ---------

                  If at any time the Surviving Corporation shall deem or be advised that any further assignment or assurances in law or things are necessary or desirable to vest or to perfect or confirm, of record or otherwise, in the Surviving Corporation the title to any property of Centurion acquired or to be acquired by reason of or as a result of the merger provided by this Agreement, Centurion and its proper officers and directors shall and will execute and deliver any and all such proper deeds, assignments and assurances in law and do all things necessary or proper so to vest, perfect or confirm title to such property in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE XI
                                   ----------

                  The Surviving Corporation shall pay all the expenses of carrying this Agreement into effect and of accomplishing the merger.

                                   ARTICLE XII
                                   -----------

                  For the convenience of the parties and to facilitate the filing or recording of this Agreement, any number of counterparts thereof may be executed, and each such executed counterpart shall be deemed to be an original instrument.

                  IN WITNESS WHEREOF, the Boards of Directors and the shareholders of the Constituent Corporations, having received, reviewed and accepted this Agreement and Plan of Merger, have caused this Agreement and Plan of Merger to be signed by the Constituent Corporations and to have the respective corporate seals of the Constituent Corporations to be hereunto affixed and attested as of the date first above written and do hereby affirm, under the penalties of perjury and pursuant to the New York State Insurance Law, that this Agreement and Plan of Merger is the act and deed of the undersigned corporations and the statements stated herein are true and correct.

                                           EMPIRE INSURANCE COMPANY



                                           By: /s/     Rocco J. Nittoli
                                              ----------------------------------
[Corporate Seal]                           Name:       Rocco J. Nittoli
                                                --------------------------------
                                           Title:   Chief Operating Officer
                                                 -------------------------------

Attest:


By:      /s/ Lisa M. Bencivenga
   -------------------------------
Name:        Lisa M. Bencivenga
     -----------------------------
Title:   Corporate Secretary
      ----------------------------



 [Corporate Seal]                          CENTURION INSURANCE COMPANY



                                           By: /s/     Rocco J. Nittoli
                                              ----------------------------------
                                           Name:     Rocco J. Nittoli
                                                --------------------------------
                                           Title:   Chief Operating Officer
                                                 -------------------------------

Attest:


By:      /s/ Lisa M. Bencivenga
   ------------------------------
Name:     Lisa M. Bencivenga
     ----------------------------
Title:   Corporate Secretary
      ---------------------------



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